UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Lucky Boy Silver Corp.

(Name of Registrant As Specified In Charter)

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COMMON STOCK

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Lucky Boy Silver Corp.
7230 Indian Creek Lane, Ste. 201, Las Vegas, NV 89149

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being mailed on or about __________________, 2010 to the stockholders of record on Nov. 12, 2010 (the “Record Date”) of Lucky Boy Silver Corp., a Wyoming corporation (the “Company”) in connection with action taken by the written consent of stockholders holding a majority of the voting power of the outstanding capital stock of the Company.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors

Dated: November 12, 2010	/s/ Ken Liebscher
Ken Liebscher
Chairman, President, Chief Executive Officer

NOTICE OF ACTION PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS
IN LIEU OF A MEETING OF THE STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Company’s Articles of Incorporation are being amended to reflect a decrease in the number of common shares from Five Hundred Million (500,000,000) to Four Hundred Ninety Nine Million (499,000,000) and the creation of a preferred stock in the amount  of  One Million (1,000,000) shares with voting and conversion rights of 1 for 100.  The Amendment was adopted pursuant to written consent of stockholders holding a majority of the voting power of the outstanding capital stock of the Company.

INTRODUCTION

Stockholders holding shares comprising over fifty percent (50%) of the total voting power of the Company provided their written consents to the Amendment and forward.

Stockholders of the Company executed written consents in accordance with Wyoming Statutes.

This Information Statement will serve as written notice to stockholders as contemplated pursuant to the Company’s Bylaws.

PURPOSE OF STOCKHOLDER ACTION

The purpose of the change in the number and type of authorized shares of Stock is to provide additional shares to be available for financing, compensation and for possible use in the acquisition of assets or securities of other companies.

OUTSTANDING SHARES AND VOTING RIGHTS
AS OF THE RECORD DATE

As of the Record Date, the Company’s authorized capitalization consisted of five hundred Million (500,000,000) shares of Common Stock, of which one hundred forty million five hundred ninety thousand (140,590,000)  shares were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

No less than seventy million two hundred ninety five thousand and one (70,295,001) votes, representing a majority of the voting power of the outstanding capital stock of the Company, were required to approve the Amendment.

Stockholders holding ninety million (90,000,000) shares of Common Stock gave their written consents in favor of the Amendment.  No other stockholder consents will be solicited in connection with this Information Statement.

STOCKHOLDERS PROVIDING WRITTEN CONSENTS

Set forth below is a table of the stockholders who have given their consent and the number of shares of  stock beneficially owned by such stockholders as of November 12, 2010:

Name	Number of Shares Beneficially Owned	Percent of Outstanding Shares Owned
Ken Liebscher	90,000,000	64.01%

Total	90,000,000	64.01%

EFFECTS OF THE AMENDMENT

Authorization of Preferred Stock means Preferred Stock can be issued by action of the Board of Directors and without further approval of stockholders.  Preferred Stock can be issued or committed for any corporate purpose, including without limitation financings, as compensation, or in acquisitions.

DESCRIPTION OF CAPITAL STOCK

The Company’s authorized capitalization (after the Amendment) consists of Four Hundred Ninety Nine Million shares of Common Stock, par value $0.001 and One Million shares of Preferred Stock, par value $0.001.  The capital stock of this corporation is nonassessable and not subject to assessment to pay the debts of the Company.

Common Stock

Common Stock may be issued by the Board with or without the consent of stockholders.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

Preferred Stock

Preferred Stock may be issued by the Board with or without the consent of stockholders.  Each share of Preferred Stock entitles its holder to one hundred votes on each matter submitted to the stockholders and is entitled to be converted to 100 shares of Common Stock..

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of the shares of the Company’s Common Stock owned as of November 12, 2010 by all persons known to the Company who own more than 5% of the outstanding number of such shares, by all directors of the Company, and by all officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Position	Shares Beneficially Owned	Percentage of Outstanding Beneficially Owned
Ken Liebscher, Pres/Dir	90,000,000	64.01%
Fortunato Villamagna, Sec/Treas/Dir.	30,000	0.02%
Brant Investments Limited	8,700,000	6.2$

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “EXCHANGE ACT”), requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended May 31, 2010, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Kenneth B. Liebscher	1	3	2
Fortunato Villamagna	None	1	1
Ian Jackson	None	1	1

FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION

The Company hereby incorporates by reference the financial statements, management's discussion and analysis of financial condition and results of operations, changes in and disagreements with accountants on accounting and financial disclosure and quantitative and qualitative disclosures about market risk, as contained in the Company’s Form 10K, filed September 14, 2010.

ADDITIONAL INFORMATION

The Company has furnished one information statement to stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will furnish additional copies upon request by a stockholder to: Lucky Boy Silver Corp, 7230 Indian Creek Ln. Ste 201, Las Vegas, NV 89149.

By Order of the Board of Directors

Dated: November 12, 2010	/s/ Ken Liebscher
Ken Liebscher
Chairman, President, Chief Executive Officer